EXHIBIT 32.2    CERTIFICATION OF CHIEF FINANCIAL OFFICER PURSUANT TO SECTION 906
------------    OF SARBANES- OXLEY ACT OF 2002


In connection with the Quarterly Report of Long Island Financial Corp., (the Company) on Form 10-Q for the period ended June 30, 2005 as filed with the Securities and Exchange Commission on the date hereof (the Report), I, Thomas Buonaiuto, Vice President & Secretary-Treasurer of the Company, certify, pursuant to 18 U.S.C. 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


                                      /s/ Thomas Buonaiuto
                                      ---------------------------------------
                                      Thomas Buonaiuto
                                      Vice President & Secretary - Treasurer
                                      August 15, 2005